UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-33807		26-1232727
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

100 INVERNESS TERRACE E.,	ENGLEWOOD,	COLORADO	80112
(Address of principal executive offices)			(Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 27, 2023, EchoStar Corporation (“EchoStar”) held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”).

The following matters were voted upon at the 2023 Annual Meeting:

1.	Election of R. Stanton Dodge, Michael T. Dugan, Charles W. Ergen, Lisa W. Hershman, Pradman P. Kaul, C. Michael Schroeder, Jeffrey R. Tarr and William D. Wade as directors to serve until the 2024 Annual Meeting of Shareholders or until their respective successors shall be duly elected and qualified;

2.	Ratification of the appointment of KPMG LLP as EchoStar’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	Non-binding advisory vote on the compensation of EchoStar’s named executive officers; and

4.	Non-binding advisory vote on the frequency of future advisory votes on the compensation of EchoStar’s named executive officers.

The following are the final voting results for each of the items voted on at the 2023 Annual Meeting:

Proposal 1: Election of Directors:

	Votes
Nominee	For	Withheld	Broker Non-Votes
R. Stanton Dodge	490,976,115	11,172,801	4,435,160
Michael T. Dugan	490,910,111	11,238,805	4,435,160
Charles W. Ergen	490,694,457	11,454,459	4,435,160
Lisa W. Hershman	491,545,832	10,603,084	4,435,160
Pradman P. Kaul	490,860,933	11,287,983	4,435,160
C. Michael Schroeder	489,274,119	12,874,797	4,435,160
Jeffrey R. Tarr	489,682,807	12,466,109	4,435,160
William D. Wade	487,111,283	15,037,633	4,435,160

Proposal 2: Ratification of the appointment of KPMG LLP:

Votes
For	Against	Abstain
506,255,185	286,454	42,437

Proposal 3: Non-binding Advisory Vote on Executive Compensation:

Votes
For	Against	Abstain	Broker Non-Votes
493,571,464	8,442,894	134,558	4,435,160

Proposal 4: Non-binding Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

Votes
1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
19,001,475	45,784	482,962,842	138,815	4,435,160

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

Date: April 28, 2023	By:	/s/ Dean A. Manson
Dean A. Manson
Chief Legal Officer and Secretary